UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

American Bio Medica Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:
  _____________________________

(2)
Aggregate number of securities to which transaction applies:
_____________________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________

(4)
Proposed maximum aggregate value of transaction:
_____________________________

(5)
Total fee paid:  _____________________________

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:
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(2)
Form, Schedule or Registration Statement No.:
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(3)
Filing Party:
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(4)
Date Filed:
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122 Smith Road
Kinderhook, New York 12106

October 28, 2020

Dear Shareholder:

On October 26, 2020, American Bio Medica Corporation (the “Company”) filed its Proxy Statement and Proxy for the year ended December 31, 2020. Prior to the materials being mailed to shareholders, the meeting date was changed from December 10, 2020 to December18, 2020 to allow more time between the record date and meeting date so the Company could utilize the Notice and Access model.

As of the date of this Amendment being filed, the meeting is still being held at the Company’s corporate offices at 122 Smith Road, Kinderhook, NY 12106. The meeting time is still 10:00am.

The Company’s Board of Directors is still considering a virtual option for its 2020 Annual Meeting of Shareholders in light of ongoing developments related to the global outbreak of Covid-19. In particular, the Board of Directors is taking into account recent federal, state and local guidance; especially as it relates to travel within the United States and travel restrictions involving entry into the State of New York along with prior attendance levels at its more recent annual meetings. If the Company elects to transition to an all-virtual meeting option, we would expect to file a further amendment to this Proxy Statement within a reasonable time frame before the meeting. If a virtual-only model is used, shareholders will be able to attend the meeting on the Internet and submit questions. You will also still be able to vote your shares electronically and submit questions.

A revised NOTICE OF ANNUAL MEETING OF SHAREHOLDERS & NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS and Proxy Card are being filed in this Amendment. No other information within the Proxy Statement filed on October 26, 2020 is being changed, including, but not limited to, the record date; it remains October 26, 2020. We expect to start mailing the Proxy on or about November 6, 2020.

Sincerely yours,

Melissa A. Waterhouse
Chief Executive Officer
Principal Financial Officer

122 Smith Road
Kinderhook, New York 12106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS & NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Date:	December 18, 2020
Time:	10:00 a.m., Eastern Standard Time
Place:	Company’s Corporate Offices
122 Smith Road
Kinderhook, New York 12106
At our 2020 Annual Meeting, we will ask you to:

1. Elect One (1) “Class II” director for a three (3) year term commencing upon her election and until her successor shall be elected and duly qualified (the terms of office of the other directors do not expire until 2021 or 2022). The following directors are being nominated:

Jean Neff

2. Ratify the selection by the Company’s Audit Committee of UHY, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

3. Transact any other business as may properly come before the Annual Meeting.

You may vote at the Annual Meeting if you were a shareholder of American Bio Medica Corporation at the close of business on October 26, 2020 (the “Record Date”).

By Order of the Board of Directors

Kinderhook, New York	Melissa A. Waterhouse
October 28, 2020	Chief Executive Officer
Principal Financial Officer

You are cordially invited to attend the Annual Meeting. Our Board strongly encourages you to exercise your right to vote. Your vote is important. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting. Please sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope, or follow the instructions on the proxy card for internet and telephone voting. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 18, 2020

Our financial and other information is contained in our Annual Report on Form 10-K for the year ended December 31, 2019. Pursuant to rules promulgated by the United States Securities and Exchange Commission, we have elected to provide access by notifying you of the availability of our proxy materials on the Internet. This proxy statement and our Form 10-K for the year ended December 31, 2019, are available at our web site at https://abmc.com/investor/proxy2020/.

PROXY

  ANNUAL MEETING OF SHAREHOLDERS
For the Year Ended December 31, 2019
AMERICAN BIO MEDICA CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated October 26, 2020 of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Melissa A. Waterhouse and Jean Neff, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on October 26, 2020, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Friday, December 18, 2020 at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1.
The election of the nominee listed in the Proxy Statement for the Annual Meeting, as a director to serve the term indicated in the Proxy Statement commencing with the ensuing year and until their successor(s) shall be elected and duly qualified.
DIRECTOR:
Jean Neff

☐ FOR ☐ WITHHOLD

2.
To ratify the selection by the Company’s Audit Committee of UHY, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY CONFERS AUTHORITY TO VOTE FOR THE NOMINEE LISTED EVEN THOUGH A BOX IN ITEM 1 IS NOT MARKED UNLESS THE NAME OF THE PERSON IS LINED OUT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Date: ____________________________	NUMBER OF SHARES VOTING
____________________________
Name: ____________________________
Beneficial Shareholder (Please Print)

Address: ____________________________
____________________________
____________________________

Signature(s) ____________________________
____________________________
(All Shareholders must sign)

Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.

IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

____________________________

____________________________

____________________________
(This must be completed if applicable)

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